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                                EXHIBIT 23 (A)

                       CONSENT OF PRICE WATERHOUSE LLP
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                                                                  EXHIBIT 23 (A)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-3 (No. 33-27814) and Form S-8 (Nos. 2-87392, 33-23306, 33-35928, 33-53454, and 33-55257) of Union Planters Corporation of
our report dated September 8, 1994, which appears in this Current Report on Form 8-K dated September 19, 1994 of Union Planters Corporation.


Price Waterhouse LLP
Memphis, Tennessee
September 19, 1994